ASSIGNMENT
                                   ----------
                                       AND
                                       ---
                                  BILL OF SALE
                                  ------------

     This instrument is executed as of June 30, 2006 by Marshall Distributing, L.L.C., a Utah limited liability company and EMS Business Development, Inc., a California corporation (hereinafter collectively "Assignor") and Gateway Distributors, Ltd., a Nevada corporation (hereinafter the "Assignee"):

     For valuable consideration Assignor hereby sells, assigns and transfers to the Assignee all Assignor's right, title, and interest in and to all contracts, goodwill, leasehold interests, trade names and other intangible assets of that certain herbal and health food supplement distributing business operated by Marshall Distributing, L.L.C., located at 3085 Directors Row, Salt Lake City, UT 84104, specifically including but not limited to those described in Schedule I attached hereto.

Dated  as  of  June  30,  2006

ASSIGNOR:                               ASSIGNEE:

Marshall  Distributing,  LLC,           Gateway  Distributors,  Ltd.
a  Utah  limited  liability  company    a  Nevada  corporation

By:                                     By:
   ---------------------------------       ---------------------------------


By:                                     By:
   ---------------------------------       ---------------------------------


EMS  Business  Development,  Inc.,
a  California  corporation

By:
   ---------------------------------


By:
   ---------------------------------

                                   SCHEDULE I